UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported): October 11, 2006


                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
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             (Exact name of Registrant as specified in its Charter)


                        II-E: 0-17320           II-E: 73-1324751
                        II-F: 0-17799           II-F: 73-1330632
                        II-G: 0-17802           II-G: 73-1336572
   Oklahoma             II-H: 0-18305           II-H: 73-1342476
----------------       ----------------        -------------------
(State or other          (Commission            (I.R.S. Employer
jurisdiction of          File Number)          Identification No.)
incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [  ] Written  communications  pursuant to Rule 425 under the Securities
           Act (17 CFR 230.425)
      [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)
      [  ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      As described in the 8-K dated October 17, 2006 and the 8-K/A dated October 20, 2006, the Geodyne Energy Income Limited Partnership II-E, Geodyne Energy Income Limited Partnership II-F, Geodyne Energy Income Limited Partnership II-G and Geodyne Energy Income Limited Partnership II-H (the "Partnerships") sold their interests in a number of producing properties to independent third parties at The Oil and Gas Clearinghouse auction in Houston, Texas on October 11, 2006. In addition, on October 16, 2006 the Partnerships sold their interest in the J.E. Parker H well in continuing negotiations following completion of the auction. The Reed D well failed to attain the minimum bid set forth at auction, but was sold to the high bidder, Aghorn Operating, Inc., on October 19, 2006 following additional negotiations. The combined net proceeds from the October 11, 2006 auction and the sales of the J.E. Parker H and Reed D wells are shown below:

                                            Reserves
         Number                             Sold as          Reserve
           of     Location     Number      of 12/31/05        Value
         Wells      of          of        Oil      Gas        Sold       Net
P/ship    Sold   Properties  Purchasers  (Bbls)    (Mcf)     12/31/05   Proceeds
------ -------- -----------  ----------  -------  -------  ---------- ----------
 II-E     44     Lousiana       17        40,260   33,676  $  956,962 $1,928,266
                 and Texas
 II-F     41     Texas          16        81,322   82,142   2,088,515  4,381,020
 II-G     41     Texas          16       169,585  171,683   4,359,753  9,147,840
 II-H     41     Texas          16        39,342   39,729   1,010,271  2,119,152


      The transactions are subject to standard auction closing conditions.

      The proceeds from the sales, less any additional  transaction  costs, will
be  included  in  the  November  15,  2006  cash   distributions   paid  by  the
Partnerships.

      These sales were part of the General Partner's plan (previously disclosed in the Partnerships' December 31, 2005 Annual Report on Form 10-K) to sell an increased amount of the Partnerships' properties as a result of the generally favorable current environment for oil and gas dispositions. It is anticipated that additional properties will be sold at auction in December 2006 and February 2007.

      The sale of these properties will impact the continuing future operations of the Partnerships. Future production, costs and cash flow will be reduced as properties are sold. As of the date of this Current Report on Form 8-K, management cannot predict the extent of such reduction.

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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(B) Pro forma financial information.

      The pro forma  financial  information  that would be required  pursuant to
Article 11 of Regulation S-X will be filed by amendment to this Form 8-K/A on or before November 13, 2006.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-E
                                    GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-F
                                    GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-G
                                    GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-H

                                    By:  GEODYNE RESOURCES, INC.
                                    General Partner

                                    //s// Dennis R. Neill
                                    -----------------------------
                                    Dennis R. Neill
                                    President

DATE: October 24, 2006






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